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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated May 15, 2000 relating to the financial statements and financial statement schedule, which appear in Intraware, Inc.'s Annual Report on Form 10-K for the year ended February 29, 2000, as amended on Form 10-K/A filed on November 9, 2000.





/s/ PricewaterhouseCoopers LLP

San Jose, California
January 17, 2001